UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 16, 2008

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers; and

Item 8.01 Other Events

b)  Contingent Resignation of Director

The Company has entered into an agreement as October 13, 2008 to purchase up to $25 million of common stock of Irwin Financial Corporation (IFC) to assist IFC in a financial restructuring plan.  The Company will be part of a group of potential investors that have pledged to provide a “standby commitment” to IFC.  Under the agreement, the number of shares to be purchased by the Company is limited to 19.9% of IFC’s total issued and outstanding shares of common stock immediately following exercise of all of the standby commitments.  William I. Miller, Chairman and Chief Executive Officer of IFC, is currently a member of the board of directors of the Company and has agreed to resign from that position if the Company exercises its standby commitment in full or in part.  Mr. Miller has no effective control over the Company’s exercise of its standby commitment.

The Company’s press release with respect to this matter is attached as Exhibit 99.1 and incorporated herein by reference.

d)  Election of New Director

On October 14, 2008, the Board of Directors of Cummins Inc. (the "Company") elected Robert J. Bernhard as a director of the Company to serve until the Company's next annual meeting of shareholders.  Mr. Bernhard has been appointed to serve on the Board’s Finance, Governance and Nominating, and Safety, Environment and Technology Committees.

The Company's press release with respect to this matter is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

99.1-Press Release dated October 14, 2008

                99.2-Press Release dated October 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2008

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

Contact:

Mark Land – Director of Public Relations

(317) 610-2456

mark.d.land@cummins.com

For Immediate Release

October 14, 2008

Cummins Announces Standby Commitment to Purchase $25 Million

In Stock to Support Irwin Financial Restructuring Plan

Columbus, Ind. -- Cummins Inc. (NYSE: CMI) today said it has agreed to provide a standby commitment in support of the previously announced restructuring plan by Irwin Financial Corporation (NYSE: IFC). Cummins will provide $25 million of the standby commitment. The rest will come from individual investors.

Both Cummins and Irwin Financial are headquartered in Columbus, Indiana.

“IFC is the largest financial institution in our home community and the second largest in our home state.  Given all of the chaos in the financial markets, Cummins wants to help ensure that IFC's restructuring plan works,” said Tim Solso, Cummins Chairman and CEO. “This standby commitment expresses Cummins' confidence in IFC and IFC's management.

“Second, given the attractive stock price and the bank's long history of strong financial performance, we believe this is a good investment for Cummins,” Solso added.

If Cummins purchases the IFC shares, William I. Miller, Chairman of IFC, will resign from the Cummins Board, which he joined in February 1989.

About Cummins

Cummins Inc., a global power leader, is a corporation of complementary business units that design, manufacture, distribute and service engines and related technologies, including fuel systems, controls, air handling, filtration, emission solutions and electrical power generation systems. Headquartered in Columbus, Indiana, (USA) Cummins serves customers in more than 160 countries through its network of 550 Company-owned and independent distributor facilities and more than 5,000 dealer locations. Cummins reported net income of $739 million on sales of $13.05 billion in 2007. Press releases can be found on the Web at www.cummins.com.

Forward-looking disclosure statement

Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s expectations, hopes, beliefs and intentions on strategies regarding the future. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Cummins Securities and Exchange Commission filings.

Contact:

Mark Land – Director of Public Relations

(317) 610-2456

mark.d.land@cummins.com

For Immediate Release

October 14, 2008

Notre Dame leader Robert Bernhard elected to Cummins Board of Directors

COLUMBUS, IND. – Cummins Inc. (NYSE: CMI) announced today that Robert J. Bernhard, Vice President for Research and an engineering professor at the University of Notre Dame has been elected to the Company’s Board of Directors.

Bernhard brings extensive scientific and technical expertise to the Cummins Board. Prior to joining Notre Dame in 2007, Bernhard had a 25-year career as an engineering professor and researcher at Purdue University, where he served as Assistant Vice President for Research from 2004 – 2007.

Bernhard also worked at Iowa State University as an assistant professor of engineering from 1977-1982 and started his professional career as an engineer at Westinghouse Electric Inc. in 1973. The holder of two patents, Bernhard is considered one of the country’s leading experts on noise control, specifically tire and traffic noise.

He is active in a number of engineering-related organizations including the Society of Automotive Engineers, American Society of Mechanical Engineers, Institute of Noise Control Engineering and the American Society of Aeronautics and Astronautics.

 “Bob’s engineering expertise, especially in automotive-related disciplines, is a perfect fit for Cummins as we work to maintain our standing as a technological leader in the diesel engine industry,” said Cummins Chairman and CEO Tim Solso. “We are looking forward to Bob’s guidance and counsel on technical matters and other important issues that Cummins is going to face as it pursues its aggressive growth objectives in the years to come.”

Bernhard becomes the 10th member of the Cummins Board and he will serve on the Finance, Governance and Nominating and the Safety, Environment and Technology committees. His term begins immediately and he will stand for re-election at the Company’s annual meeting in May 2009. All Cummins directors are elected annually.

Bernhard is an Iowa native. He earned his bachelor’s degree in mechanical engineering from Iowa State University in 1973, his master’s degree in the same discipline from the University of Maryland in 1976 and his doctorate from Iowa State in 1982. He and his wife Debbi have four children.

About Cummins

Cummins Inc., a global power leader, is a corporation of complementary business units that design, manufacture, distribute and service engines and related technologies, including fuel systems, controls, air handling, filtration, emission solutions and electrical power generation systems. Headquartered in Columbus, Indiana, (USA) Cummins serves customers in more than 160 countries through its network of 550 Company-owned and independent distributor facilities and more than 5,000 dealer locations. Cummins reported net income of $739 million on sales of $13.05 billion in 2007. Press releases can be found on the Web at www.cummins.com.

Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s expectations, hopes, beliefs and intentions on strategies regarding the future. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Cummins Securities and Exchange Commission filings.